EXHIBIT 99.1

================================================================================
                       Deutsche Bank Securities CMO Model
================================================================================
================================================================================
                              Price / Yield Report
================================================================================

                      ----------------- -----------------
Bond Id and Name      COMM04LNB3_061404         MF
                      ----------------- -----------------
                      -----------------
Bond Type                   FIXED
                      -----------------
                      -----------------------------------
Bond Name                       MF (AAA/AAA/AAA )
                      -----------------------------------
                      -----------------
Original Balance         264,482,000.00
                      -----------------
                      -----------------
Original Coupon             5.250000  %
                      -----------------
                      -----------------------------------
Deal Description               COMM04LNB2_061404
                      -----------------------------------
                      -------------------
Orig. Cutoff Date                  6/1/04
                      -------------------
                      -------------------
Settlement Date                   6/28/04
                      -------------------


                      -------------------
Current Balance            264,482,000.00
                      -------------------
                      -------------------
Current Coupon                5.250000  %
                      -------------------


                      -------------------
Dated Date                         6/1/04
                      -------------------
                      -------------------
First Payment Date                7/10/04
                      -------------------



Market Levels        TSY03M    TSY06M    TSY01Y    TSY02Y    TSY03Y    TSY05Y    TSY10Y    TSY30Y
                  -------------------------------------------------------------------------------
                      1.826     1.826     2.814     2.814     3.283     3.972     4.759     5.428
                  -------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------
Swap Table           SWP01Y    SWP02Y    SWP03Y    SWP04Y    SWP05Y    SWP06Y    SWP07Y    SWP08Y
                  -------------------------------------------------------------------------------
                     41.800    41.800    47.000    50.800    45.200    53.250    56.800    56.250
                  -------------------------------------------------------------------------------

Swap Table           SWP10Y    SWP12Y    SWP15Y    SWP20Y    SWP25Y    SWP30Y    SWP40Y
                  ----------------------------------------------------------------------
                     48.800    66.000    67.500   103.890   110.350    39.200    30.280
                  ----------------------------------------------------------------------


                  ------------------------------------------------------------------------------------------------------------------
Report Generated  Tue Jun 15 12:00:43 2004 (v.4.174a) /home/abehlman/emikus/deals/cmbs/comm04lnb3/prelim/comm04lnb3_061404.cmo,
                  /data/strgrp/tsy/mkt0615int.level, /home/abehlman/tmp/p8039/COMM04LNB3_061404_DFLT_MF_py.csv
                  ------------------------------------------------------------------------------------------------------------------



                                           P0           G1BA           G2BA           G3BA           G4BA            G5BA
                 ----------------------------------------------------------------------------------------------------------
                      99.000000          5.445          5.447          5.449          5.452           5.454          5.457
                 ----------------------------------------------------------------------------------------------------------
                      99.250000          5.405          5.407          5.409          5.410           5.412          5.414
                 ----------------------------------------------------------------------------------------------------------
                      99.500000          5.366          5.367          5.368          5.369           5.370          5.371
                 ----------------------------------------------------------------------------------------------------------
                      99.750000          5.326          5.327          5.327          5.327           5.328          5.328
                 ----------------------------------------------------------------------------------------------------------
                     100.000000          5.287          5.287          5.286          5.286           5.286          5.285
                 ----------------------------------------------------------------------------------------------------------
                     100.250000          5.248          5.247          5.246          5.245           5.244          5.243
                 ----------------------------------------------------------------------------------------------------------
                     100.500000          5.209          5.207          5.206          5.204           5.202          5.201
                 ----------------------------------------------------------------------------------------------------------
                     100.750000          5.170          5.168          5.166          5.163           5.161          5.159
                 ----------------------------------------------------------------------------------------------------------
                     101.000000          5.132          5.129          5.126          5.123           5.120          5.117
                 ----------------------------------------------------------------------------------------------------------

                                -------------------------------------------------------------------------------------------
Ave Life                                 8.165          8.008          7.858          7.715           7.579          7.449
                                -------------------------------------------------------------------------------------------
Ave Cashflow                             7.051          6.944          6.841          6.742           6.647          6.556
                                -------------------------------------------------------------------------------------------
Mod Dur                                  6.366          6.256          6.151          6.050           5.954          5.861
                                -------------------------------------------------------------------------------------------
Window                               7/04-6/14      7/04-6/14      7/04-6/14      7/04-6/14       7/04-6/14      7/04-6/14
                                -------------------------------------------------------------------------------------------
Sprd/Avl                               81.7/av        84.1/av        86.5/av        88.7/av         90.8/av        92.8/av
                                -------------------------------------------------------------------------------------------
Sprd/AvCf                              99.2/av       100.9/av       102.5/av       104.0/av        105.5/av       106.9/av
                                -------------------------------------------------------------------------------------------
Sprd/Tsy                              84.3/8.0       84.3/8.0       84.2/8.0       92.1/7.5        92.0/7.5       92.0/7.5
                                -------------------------------------------------------------------------------------------
SwapSpd                                   26.1           27.9           30.1           32.3            34.3           36.2
                                -------------------------------------------------------------------------------------------
Bond Loss                                 0.00           0.00           0.00           0.00            0.00           0.00
                                -------------------------------------------------------------------------------------------
Coll Loss                                 0.00    53808322.00   103764337.40   150123802.44    193126688.71   232998137.38
                                -------------------------------------------------------------------------------------------
Loss Pct                                 0.00%          2.65%          5.11%          7.39%           9.50%         11.47%
                                -------------------------------------------------------------------------------------------


                                ----------------------------------------------------------------------------------------------------
P0                                                              Pricing Scenario (no loss, no prepayment)
                                ----------------------------------------------------------------------------------------------------
G1BA                                    0% CPR Lockout YM only; 1% CDR Starting in Month 1 to Maturity;12 Month Lag;65% Recovery
                                ----------------------------------------------------------------------------------------------------
G2BA                                    0% CPR Lockout YM only; 2% CDR Starting in Month 1 to Maturity;12 Month Lag;65% Recovery
                                ----------------------------------------------------------------------------------------------------
G3BA                                    0% CPR Lockout YM only; 3% CDR Starting in Month 1 to Maturity;12 Month Lag;65% Recovery
                                ----------------------------------------------------------------------------------------------------
G4BA                                    0% CPR Lockout YM only; 4% CDR Starting in Month 1 to Maturity;12 Month Lag;65% Recovery
                                ----------------------------------------------------------------------------------------------------
G5BA                                    0% CPR Lockout YM only; 5% CDR Starting in Month 1 to Maturity;12 Month Lag;65% Recovery
                                ----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

US Patriot Act:
To help fight the funding of terrorism and money laundering activities, pursuant to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot Act, when you enter into the business relationship, verification will include (but is not limited to) name, address, corporate tax identification number, date of birth (applicable to an individual), and other information that will allow us to identify you. We may also ask to see corporate resolutions or other identifying documents from you.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bond_Id                COUPON_25 A1
Bond_Type
Original_Bal               62740000
Coupon                        4.145
Trader_Descrip         A1 (AAA/AAA/AAA )
Prepay                 0.0CPR

Per              PmtDate       Balance      Interest     Principal     PrepayPen     TotalCash    IntShtFall   PrinShtFall
         0             0    62,740,000            --            --            --            --            --            --
         1      20040710    62,459,979       216,714       280,021            --       496,736            --            --
         2      20040810    62,139,670       215,747       320,309            --       536,056            --            --
         3      20040910    61,817,894       214,641       321,776            --       536,416            --            --
         4      20041010    61,456,288       213,529       361,607            --       575,136            --            --
         5      20041110    61,131,382       212,280       324,906            --       537,186            --            --
         6      20041210    60,766,733       211,158       364,650            --       575,808            --            --
         7      20050110    60,438,669       209,898       328,064            --       537,962            --            --
         8      20050210    60,109,102       208,765       329,566            --       538,332            --            --
         9      20050310    59,663,712       207,627       445,391            --       653,018            --            --
        10      20050410    59,288,215       206,088       375,496            --       581,585            --            --
        11      20050510    58,866,134       204,791       422,081            --       626,873            --            --
        12      20050610    58,486,970       203,333       379,164            --       582,497            --            --
        13      20050710    57,925,309       202,024       561,662            --       763,685            --            --
        14      20050810    57,423,212       200,084       502,097            --       702,180            --            --
        15      20050910    56,918,804       198,349       504,408            --       702,757            --            --
        16      20051010    56,350,157       196,607       568,647            --       765,254            --            --
        17      20051110    55,840,810       194,643       509,347            --       703,990            --            --
        18      20051210    55,267,361       192,883       573,449            --       766,333            --            --
        19      20060110    54,753,030       190,903       514,332            --       705,234            --            --
        20      20060210    54,236,331       189,126       516,699            --       705,825            --            --
        21      20060310    53,532,695       187,341       703,635            --       890,977            --            --
        22      20060410    52,654,813       184,911       877,882            --     1,062,793            --            --
        23      20060510    51,688,040       181,879       966,772            --     1,148,651            --            --
        24      20060610    50,801,711       178,539       886,330            --     1,064,869            --            --
        25      20060710    49,819,454       175,478       982,256            --     1,157,734            --            --
        26      20060810    48,883,696       172,085       935,758            --     1,107,843            --            --
        27      20060910    47,943,642       168,852       940,055            --     1,108,907            --            --
        28      20061010    46,907,902       165,605     1,035,740            --     1,201,345            --            --
        29      20061110    45,958,771       162,028       949,130            --     1,111,158            --            --
        30      20061210    44,914,187       158,749     1,044,584            --     1,203,333            --            --
        31      20070110    43,955,899       155,141       958,289            --     1,113,430            --            --
        32      20070210    42,993,210       151,831       962,689            --     1,114,520            --            --
        33      20070310    41,754,037       148,506     1,239,173            --     1,387,678            --            --
        34      20070410    40,781,227       144,225       972,810            --     1,117,035            --            --
        35      20070510    39,713,569       140,865     1,067,658            --     1,208,523            --            --
        36      20070610    38,731,386       137,177       982,183            --     1,119,361            --            --
        37      20070710    37,588,300       133,785     1,143,086            --     1,276,870            --            --
        38      20070810    36,539,137       129,836     1,049,163            --     1,178,999            --            --
        39      20070910    35,485,150       126,212     1,053,987            --     1,180,199            --            --
        40      20071010    34,327,584       122,572     1,157,566            --     1,280,137            --            --
        41      20071110    33,263,426       118,573     1,064,159            --     1,182,732            --            --
        42      20071210    32,095,949       114,897     1,167,477            --     1,282,374            --            --
        43      20080110    31,021,526       110,865     1,074,423            --     1,185,288            --            --
        44      20080210    29,942,163       107,154     1,079,363            --     1,186,516            --            --
        45      20080310    28,661,906       103,425     1,280,257            --     1,383,683            --            --
        46      20080410    27,571,687        99,003     1,090,220            --     1,189,223            --            --
        47      20080510    26,378,818        95,237     1,192,869            --     1,288,106            --            --
        48      20080610    25,278,097        91,117     1,100,721            --     1,191,838            --            --
        49      20080710    24,053,432        87,315     1,224,665            --     1,311,980            --            --
        50      20080810    22,923,502        83,085     1,129,930            --     1,213,014            --            --
        51      20080910    21,788,374        79,182     1,135,129            --     1,214,310            --            --
        52      20081010    20,548,133        75,261     1,240,241            --     1,315,502            --            --
        53      20081110    19,402,071        70,977     1,146,062            --     1,217,038            --            --
        54      20081210    18,151,178        67,018     1,250,893            --     1,317,911            --            --
        55      20090110    16,994,084        62,697     1,157,094            --     1,219,791            --            --
        56      20090210    15,831,666        58,700     1,162,418            --     1,221,118            --            --
        57      20090310    14,366,710        54,685     1,464,957            --     1,519,642            --            --
        58      20090410    13,192,191        49,625     1,174,519            --     1,224,144            --            --
        59      20090510    11,913,574        45,568     1,278,618            --     1,324,186            --            --
        60      20090610            --        41,151    11,913,574            --    11,954,725            --            --
        61      20090710            --            --            --            --            --            --            --
        62      20090810            --            --            --            --            --            --            --
        63      20090910            --            --            --            --            --            --            --
        64      20091010            --            --            --            --            --            --            --
        65      20091110            --            --            --            --            --            --            --
        66      20091210            --            --            --            --            --            --            --
        67      20100110            --            --            --            --            --            --            --
        68      20100210            --            --            --            --            --            --            --
        69      20100310            --            --            --            --            --            --            --
        70      20100410            --            --            --            --            --            --            --
        71      20100510            --            --            --            --            --            --            --
        72      20100610            --            --            --            --            --            --            --
        73      20100710            --            --            --            --            --            --            --
        74      20100810            --            --            --            --            --            --            --
        75      20100910            --            --            --            --            --            --            --
        76      20101010            --            --            --            --            --            --            --
        77      20101110            --            --            --            --            --            --            --
        78      20101210            --            --            --            --            --            --            --
        79      20110110            --            --            --            --            --            --            --
        80      20110210            --            --            --            --            --            --            --
        81      20110310            --            --            --            --            --            --            --
        82      20110410            --            --            --            --            --            --            --
        83      20110510            --            --            --            --            --            --            --
        84      20110610            --            --            --            --            --            --            --
        85      20110710            --            --            --            --            --            --            --
        86      20110810            --            --            --            --            --            --            --
        87      20110910            --            --            --            --            --            --            --
        88      20111010            --            --            --            --            --            --            --
        89      20111110            --            --            --            --            --            --            --
        90      20111210            --            --            --            --            --            --            --
        91      20120110            --            --            --            --            --            --            --
        92      20120210            --            --            --            --            --            --            --
        93      20120310            --            --            --            --            --            --            --
        94      20120410            --            --            --            --            --            --            --
        95      20120510            --            --            --            --            --            --            --
        96      20120610            --            --            --            --            --            --            --
        97      20120710            --            --            --            --            --            --            --
        98      20120810            --            --            --            --            --            --            --
        99      20120910            --            --            --            --            --            --            --
       100      20121010            --            --            --            --            --            --            --
       101      20121110            --            --            --            --            --            --            --
       102      20121210            --            --            --            --            --            --            --
       103      20130110            --            --            --            --            --            --            --
       104      20130210            --            --            --            --            --            --            --
       105      20130310            --            --            --            --            --            --            --
       106      20130410            --            --            --            --            --            --            --
       107      20130510            --            --            --            --            --            --            --
       108      20130610            --            --            --            --            --            --            --
       109      20130710            --            --            --            --            --            --            --
       110      20130810            --            --            --            --            --            --            --
       111      20130910            --            --            --            --            --            --            --
       112      20131010            --            --            --            --            --            --            --
       113      20131110            --            --            --            --            --            --            --
       114      20131210            --            --            --            --            --            --            --
       115      20140110            --            --            --            --            --            --            --
       116      20140210            --            --            --            --            --            --            --
       117      20140310            --            --            --            --            --            --            --
       118      20140410            --            --            --            --            --            --            --
       119      20140510            --            --            --            --            --            --            --
       120      20140610            --            --            --            --            --            --            --
       121      20140710            --            --            --            --            --            --            --
       122      20140810            --            --            --            --            --            --            --
       123      20140910            --            --            --            --            --            --            --
       124      20141010            --            --            --            --            --            --            --
       125      20141110            --            --            --            --            --            --            --
       126      20141210            --            --            --            --            --            --            --
       127      20150110            --            --            --            --            --            --            --
       128      20150210            --            --            --            --            --            --            --
       129      20150310            --            --            --            --            --            --            --
       130      20150410            --            --            --            --            --            --            --
       131      20150510            --            --            --            --            --            --            --
       132      20150610            --            --            --            --            --            --            --
       133      20150710            --            --            --            --            --            --            --
       134      20150810            --            --            --            --            --            --            --
       135      20150910            --            --            --            --            --            --            --
       136      20151010            --            --            --            --            --            --            --
       137      20151110            --            --            --            --            --            --            --
       138      20151210            --            --            --            --            --            --            --
       139      20160110            --            --            --            --            --            --            --
       140      20160210            --            --            --            --            --            --            --
       141      20160310            --            --            --            --            --            --            --
       142      20160410            --            --            --            --            --            --            --
       143      20160510            --            --            --            --            --            --            --
       144      20160610            --            --            --            --            --            --            --
       145      20160710            --            --            --            --            --            --            --
       146      20160810            --            --            --            --            --            --            --
       147      20160910            --            --            --            --            --            --            --
       148      20161010            --            --            --            --            --            --            --
       149      20161110            --            --            --            --            --            --            --
       150      20161210            --            --            --            --            --            --            --
       151      20170110            --            --            --            --            --            --            --
       152      20170210            --            --            --            --            --            --            --
       153      20170310            --            --            --            --            --            --            --
       154      20170410            --            --            --            --            --            --            --
       155      20170510            --            --            --            --            --            --            --
       156      20170610            --            --            --            --            --            --            --
       157      20170710            --            --            --            --            --            --            --
       158      20170810            --            --            --            --            --            --            --
       159      20170910            --            --            --            --            --            --            --
       160      20171010            --            --            --            --            --            --            --
       161      20171110            --            --            --            --            --            --            --
       162      20171210            --            --            --            --            --            --            --
       163      20180110            --            --            --            --            --            --            --
       164      20180210            --            --            --            --            --            --            --
       165      20180310            --            --            --            --            --            --            --
       166      20180410            --            --            --            --            --            --            --
       167      20180510            --            --            --            --            --            --            --
       168      20180610            --            --            --            --            --            --            --
       169      20180710            --            --            --            --            --            --            --
       170      20180810            --            --            --            --            --            --            --
       171      20180910            --            --            --            --            --            --            --
       172      20181010            --            --            --            --            --            --            --
       173      20181110            --            --            --            --            --            --            --
       174      20181210            --            --            --            --            --            --            --
       175      20190110            --            --            --            --            --            --            --
       176      20190210            --            --            --            --            --            --            --
       177      20190310            --            --            --            --            --            --            --
       178      20190410            --            --            --            --            --            --            --
       179      20190510            --            --            --            --            --            --            --
       180      20190610            --            --            --            --            --            --            --
----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
-             -             -              8,830,344    62,740,000            --    71,570,344


Per                 Loss       CumLoss      NegAmort        Coupon        StatedCoupon

         0            --            --            --            --                  --
         1            --            --            --         4.145              4.1450
         2            --            --            --         4.145              4.1450
         3            --            --            --         4.145              4.1450
         4            --            --            --         4.145              4.1450
         5            --            --            --         4.145              4.1450
         6            --            --            --         4.145              4.1450
         7            --            --            --         4.145              4.1450
         8            --            --            --         4.145              4.1450
         9            --            --            --         4.145              4.1450
        10            --            --            --         4.145              4.1450
        11            --            --            --         4.145              4.1450
        12            --            --            --         4.145              4.1450
        13            --            --            --         4.145              4.1450
        14            --            --            --         4.145              4.1450
        15            --            --            --         4.145              4.1450
        16            --            --            --         4.145              4.1450
        17            --            --            --         4.145              4.1450
        18            --            --            --         4.145              4.1450
        19            --            --            --         4.145              4.1450
        20            --            --            --         4.145              4.1450
        21            --            --            --         4.145              4.1450
        22            --            --            --         4.145              4.1450
        23            --            --            --         4.145              4.1450
        24            --            --            --         4.145              4.1450
        25            --            --            --         4.145              4.1450
        26            --            --            --         4.145              4.1450
        27            --            --            --         4.145              4.1450
        28            --            --            --         4.145              4.1450
        29            --            --            --         4.145              4.1450
        30            --            --            --         4.145              4.1450
        31            --            --            --         4.145              4.1450
        32            --            --            --         4.145              4.1450
        33            --            --            --         4.145              4.1450
        34            --            --            --         4.145              4.1450
        35            --            --            --         4.145              4.1450
        36            --            --            --         4.145              4.1450
        37            --            --            --         4.145              4.1450
        38            --            --            --         4.145              4.1450
        39            --            --            --         4.145              4.1450
        40            --            --            --         4.145              4.1450
        41            --            --            --         4.145              4.1450
        42            --            --            --         4.145              4.1450
        43            --            --            --         4.145              4.1450
        44            --            --            --         4.145              4.1450
        45            --            --            --         4.145              4.1450
        46            --            --            --         4.145              4.1450
        47            --            --            --         4.145              4.1450
        48            --            --            --         4.145              4.1450
        49            --            --            --         4.145              4.1450
        50            --            --            --         4.145              4.1450
        51            --            --            --         4.145              4.1450
        52            --            --            --         4.145              4.1450
        53            --            --            --         4.145              4.1450
        54            --            --            --         4.145              4.1450
        55            --            --            --         4.145              4.1450
        56            --            --            --         4.145              4.1450
        57            --            --            --         4.145              4.1450
        58            --            --            --         4.145              4.1450
        59            --            --            --         4.145              4.1450
        60            --            --            --         4.145              4.1450
        61            --            --            --        --                  4.1450
        62            --            --            --        --                  4.1450
        63            --            --            --        --                  4.1450
        64            --            --            --        --                  4.1450
        65            --            --            --        --                  4.1450
        66            --            --            --        --                  4.1450
        67            --            --            --        --                  4.1450
        68            --            --            --        --                  4.1450
        69            --            --            --        --                  4.1450
        70            --            --            --        --                  4.1450
        71            --            --            --        --                  4.1450
        72            --            --            --        --                  4.1450
        73            --            --            --        --                  4.1450
        74            --            --            --        --                  4.1450
        75            --            --            --        --                  4.1450
        76            --            --            --        --                  4.1450
        77            --            --            --        --                  4.1450
        78            --            --            --        --                  4.1450
        79            --            --            --        --                  4.1450
        80            --            --            --        --                  4.1450
        81            --            --            --        --                  4.1450
        82            --            --            --        --                  4.1450
        83            --            --            --        --                  4.1450
        84            --            --            --        --                  4.1450
        85            --            --            --        --                  4.1450
        86            --            --            --        --                  4.1450
        87            --            --            --        --                  4.1450
        88            --            --            --        --                  4.1450
        89            --            --            --        --                  4.1450
        90            --            --            --        --                  4.1450
        91            --            --            --        --                  4.1450
        92            --            --            --        --                  4.1450
        93            --            --            --        --                  4.1450
        94            --            --            --        --                  4.1450
        95            --            --            --        --                  4.1450
        96            --            --            --        --                  4.1450
        97            --            --            --        --                  4.1450
        98            --            --            --        --                  4.1450
        99            --            --            --        --                  4.1450
       100            --            --            --        --                  4.1450
       101            --            --            --        --                  4.1450
       102            --            --            --        --                  4.1450
       103            --            --            --        --                  4.1450
       104            --            --            --        --                  4.1450
       105            --            --            --        --                  4.1450
       106            --            --            --        --                  4.1450
       107            --            --            --        --                  4.1450
       108            --            --            --        --                  4.1450
       109            --            --            --        --                  4.1450
       110            --            --            --        --                  4.1450
       111            --            --            --        --                  4.1450
       112            --            --            --        --                  4.1450
       113            --            --            --        --                  4.1450
       114            --            --            --        --                  4.1450
       115            --            --            --        --                  4.1450
       116            --            --            --        --                  4.1450
       117            --            --            --        --                  4.1450
       118            --            --            --        --                  4.1450
       119            --            --            --        --                  4.1450
       120            --            --            --        --                  4.1450
       121            --            --            --        --                  4.1450
       122            --            --            --        --                  4.1450
       123            --            --            --        --                  4.1450
       124            --            --            --        --                  4.1450
       125            --            --            --        --                  4.1450
       126            --            --            --        --                  4.1450
       127            --            --            --        --                  4.1450
       128            --            --            --        --                  4.1450
       129            --            --            --        --                  4.1450
       130            --            --            --        --                  4.1450
       131            --            --            --        --                  4.1450
       132            --            --            --        --                  4.1450
       133            --            --            --        --                  4.1450
       134            --            --            --        --                  4.1450
       135            --            --            --        --                  4.1450
       136            --            --            --        --                  4.1450
       137            --            --            --        --                  4.1450
       138            --            --            --        --                  4.1450
       139            --            --            --        --                  4.1450
       140            --            --            --        --                  4.1450
       141            --            --            --        --                  4.1450
       142            --            --            --        --                  4.1450
       143            --            --            --        --                  4.1450
       144            --            --            --        --                  4.1450
       145            --            --            --        --                  4.1450
       146            --            --            --        --                  4.1450
       147            --            --            --        --                  4.1450
       148            --            --            --        --                  4.1450
       149            --            --            --        --                  4.1450
       150            --            --            --        --                  4.1450
       151            --            --            --        --                  4.1450
       152            --            --            --        --                  4.1450
       153            --            --            --        --                  4.1450
       154            --            --            --        --                  4.1450
       155            --            --            --        --                  4.1450
       156            --            --            --        --                  4.1450
       157            --            --            --        --                  4.1450
       158            --            --            --        --                  4.1450
       159            --            --            --        --                  4.1450
       160            --            --            --        --                  4.1450
       161            --            --            --        --                  4.1450
       162            --            --            --        --                  4.1450
       163            --            --            --        --                  4.1450
       164            --            --            --        --                  4.1450
       165            --            --            --        --                  4.1450
       166            --            --            --        --                  4.1450
       167            --            --            --        --                  4.1450
       168            --            --            --        --                  4.1450
       169            --            --            --        --                  4.1450
       170            --            --            --        --                  4.1450
       171            --            --            --        --                  4.1450
       172            --            --            --        --                  4.1450
       173            --            --            --        --                  4.1450
       174            --            --            --        --                  4.1450
       175            --            --            --        --                  4.1450
       176            --            --            --        --                  4.1450
       177            --            --            --        --                  4.1450
       178            --            --            --        --                  4.1450
       179            --            --            --        --                  4.1450
       180            --            --            --        --                  4.1450
----------    ----------    ----------    ----------    ------    --------------------

Bond_Id                COUPON_25 A2
Bond_Type
Original_Bal           186787000
Coupon                     4.921
Trader_Descrip         A2 (AAA/AAA/AAA )
Prepay                 0.0CPR

Per              PmtDate        Balance     Interest     Principal     PrepayPen     TotalCash    IntShtFall   PrinShtFall

         0             0    186,787,000           --            --            --            --            --            --
         1      20040710    186,787,000      765,982            --            --       765,982            --            --
         2      20040810    186,787,000      765,982            --            --       765,982            --            --
         3      20040910    186,787,000      765,982            --            --       765,982            --            --
         4      20041010    186,787,000      765,982            --            --       765,982            --            --
         5      20041110    186,787,000      765,982            --            --       765,982            --            --
         6      20041210    186,787,000      765,982            --            --       765,982            --            --
         7      20050110    186,787,000      765,982            --            --       765,982            --            --
         8      20050210    186,787,000      765,982            --            --       765,982            --            --
         9      20050310    186,787,000      765,982            --            --       765,982            --            --
        10      20050410    186,787,000      765,982            --            --       765,982            --            --
        11      20050510    186,787,000      765,982            --            --       765,982            --            --
        12      20050610    186,787,000      765,982            --            --       765,982            --            --
        13      20050710    186,787,000      765,982            --            --       765,982            --            --
        14      20050810    186,787,000      765,982            --            --       765,982            --            --
        15      20050910    186,787,000      765,982            --            --       765,982            --            --
        16      20051010    186,787,000      765,982            --            --       765,982            --            --
        17      20051110    186,787,000      765,982            --            --       765,982            --            --
        18      20051210    186,787,000      765,982            --            --       765,982            --            --
        19      20060110    186,787,000      765,982            --            --       765,982            --            --
        20      20060210    186,787,000      765,982            --            --       765,982            --            --
        21      20060310    186,787,000      765,982            --            --       765,982            --            --
        22      20060410    186,787,000      765,982            --            --       765,982            --            --
        23      20060510    186,787,000      765,982            --            --       765,982            --            --
        24      20060610    186,787,000      765,982            --            --       765,982            --            --
        25      20060710    186,787,000      765,982            --            --       765,982            --            --
        26      20060810    186,787,000      765,982            --            --       765,982            --            --
        27      20060910    186,787,000      765,982            --            --       765,982            --            --
        28      20061010    186,787,000      765,982            --            --       765,982            --            --
        29      20061110    186,787,000      765,982            --            --       765,982            --            --
        30      20061210    186,787,000      765,982            --            --       765,982            --            --
        31      20070110    186,787,000      765,982            --            --       765,982            --            --
        32      20070210    186,787,000      765,982            --            --       765,982            --            --
        33      20070310    186,787,000      765,982            --            --       765,982            --            --
        34      20070410    186,787,000      765,982            --            --       765,982            --            --
        35      20070510    186,787,000      765,982            --            --       765,982            --            --
        36      20070610    186,787,000      765,982            --            --       765,982            --            --
        37      20070710    186,787,000      765,982            --            --       765,982            --            --
        38      20070810    186,787,000      765,982            --            --       765,982            --            --
        39      20070910    186,787,000      765,982            --            --       765,982            --            --
        40      20071010    186,787,000      765,982            --            --       765,982            --            --
        41      20071110    186,787,000      765,982            --            --       765,982            --            --
        42      20071210    186,787,000      765,982            --            --       765,982            --            --
        43      20080110    186,787,000      765,982            --            --       765,982            --            --
        44      20080210    186,787,000      765,982            --            --       765,982            --            --
        45      20080310    186,787,000      765,982            --            --       765,982            --            --
        46      20080410    186,787,000      765,982            --            --       765,982            --            --
        47      20080510    186,787,000      765,982            --            --       765,982            --            --
        48      20080610    186,787,000      765,982            --            --       765,982            --            --
        49      20080710    186,787,000      765,982            --            --       765,982            --            --
        50      20080810    186,787,000      765,982            --            --       765,982            --            --
        51      20080910    186,787,000      765,982            --            --       765,982            --            --
        52      20081010    186,787,000      765,982            --            --       765,982            --            --
        53      20081110    186,787,000      765,982            --            --       765,982            --            --
        54      20081210    186,787,000      765,982            --            --       765,982            --            --
        55      20090110    186,787,000      765,982            --            --       765,982            --            --
        56      20090210    186,787,000      765,982            --            --       765,982            --            --
        57      20090310    186,787,000      765,982            --            --       765,982            --            --
        58      20090410    186,787,000      765,982            --            --       765,982            --            --
        59      20090510    186,787,000      765,982            --            --       765,982            --            --
        60      20090610    116,055,366      765,982    70,731,634            --    71,497,616            --            --
        61      20090710    114,774,233      475,924     1,281,133            --     1,757,057            --            --
        62      20090810    113,584,554      470,670     1,189,679            --     1,660,349            --            --
        63      20090910    112,389,403      465,791     1,195,151            --     1,660,943            --            --
        64      20091010    111,091,910      460,890     1,297,493            --     1,758,383            --            --
        65      20091110    109,885,289      455,569     1,206,622            --     1,662,191            --            --
        66      20091210    108,576,620      450,621     1,308,668            --     1,759,290            --            --
        67      20100110    107,358,424      445,255     1,218,196            --     1,663,451            --            --
        68      20100210    106,134,624      440,259     1,223,800            --     1,664,059            --            --
        69      20100310    104,617,264      435,240     1,517,359            --     1,952,600            --            --
        70      20100410    103,380,843      429,018     1,236,422            --     1,665,440            --            --
        71      20100510    102,043,141      423,948     1,337,702            --     1,761,650            --            --
        72      20100610    100,794,873      418,462     1,248,268            --     1,666,729            --            --
        73      20100710    99,445,630       413,343     1,349,244            --     1,762,587            --            --
        74      20100810    98,185,409       407,810     1,260,221            --     1,668,031            --            --
        75      20100910    96,919,390       402,642     1,266,019            --     1,668,661            --            --
        76      20101010    95,552,851       397,450     1,366,539            --     1,763,990            --            --
        77      20101110    94,274,717       391,846     1,278,134            --     1,669,980            --            --
        78      20101210    92,896,374       386,605     1,378,343            --     1,764,948            --            --
        79      20110110    91,606,015       380,953     1,290,359            --     1,671,311            --            --
        80      20110210    90,309,720       375,661     1,296,295            --     1,671,956            --            --
        81      20110310    88,726,122       370,345     1,583,598            --     1,953,943            --            --
        82      20110410    82,406,766       363,851     6,319,355            --     6,683,206            --            --
        83      20110510    81,007,208       337,936     1,399,558            --     1,737,494            --            --
        84      20110610    13,085,845       332,197    67,921,364            --    68,253,561            --            --
        85      20110710            --        53,663    13,085,845            --    13,139,508            --            --
        86      20110810            --            --            --            --            --            --            --
        87      20110910            --            --            --            --            --            --            --
        88      20111010            --            --            --            --            --            --            --
        89      20111110            --            --            --            --            --            --            --
        90      20111210            --            --            --            --            --            --            --
        91      20120110            --            --            --            --            --            --            --
        92      20120210            --            --            --            --            --            --            --
        93      20120310            --            --            --            --            --            --            --
        94      20120410            --            --            --            --            --            --            --
        95      20120510            --            --            --            --            --            --            --
        96      20120610            --            --            --            --            --            --            --
        97      20120710            --            --            --            --            --            --            --
        98      20120810            --            --            --            --            --            --            --
        99      20120910            --            --            --            --            --            --            --
       100      20121010            --            --            --            --            --            --            --
       101      20121110            --            --            --            --            --            --            --
       102      20121210            --            --            --            --            --            --            --
       103      20130110            --            --            --            --            --            --            --
       104      20130210            --            --            --            --            --            --            --
       105      20130310            --            --            --            --            --            --            --
       106      20130410            --            --            --            --            --            --            --
       107      20130510            --            --            --            --            --            --            --
       108      20130610            --            --            --            --            --            --            --
       109      20130710            --            --            --            --            --            --            --
       110      20130810            --            --            --            --            --            --            --
       111      20130910            --            --            --            --            --            --            --
       112      20131010            --            --            --            --            --            --            --
       113      20131110            --            --            --            --            --            --            --
       114      20131210            --            --            --            --            --            --            --
       115      20140110            --            --            --            --            --            --            --
       116      20140210            --            --            --            --            --            --            --
       117      20140310            --            --            --            --            --            --            --
       118      20140410            --            --            --            --            --            --            --
       119      20140510            --            --            --            --            --            --            --
       120      20140610            --            --            --            --            --            --            --
       121      20140710            --            --            --            --            --            --            --
       122      20140810            --            --            --            --            --            --            --
       123      20140910            --            --            --            --            --            --            --
       124      20141010            --            --            --            --            --            --            --
       125      20141110            --            --            --            --            --            --            --
       126      20141210            --            --            --            --            --            --            --
       127      20150110            --            --            --            --            --            --            --
       128      20150210            --            --            --            --            --            --            --
       129      20150310            --            --            --            --            --            --            --
       130      20150410            --            --            --            --            --            --            --
       131      20150510            --            --            --            --            --            --            --
       132      20150610            --            --            --            --            --            --            --
       133      20150710            --            --            --            --            --            --            --
       134      20150810            --            --            --            --            --            --            --
       135      20150910            --            --            --            --            --            --            --
       136      20151010            --            --            --            --            --            --            --
       137      20151110            --            --            --            --            --            --            --
       138      20151210            --            --            --            --            --            --            --
       139      20160110            --            --            --            --            --            --            --
       140      20160210            --            --            --            --            --            --            --
       141      20160310            --            --            --            --            --            --            --
       142      20160410            --            --            --            --            --            --            --
       143      20160510            --            --            --            --            --            --            --
       144      20160610            --            --            --            --            --            --            --
       145      20160710            --            --            --            --            --            --            --
       146      20160810            --            --            --            --            --            --            --
       147      20160910            --            --            --            --            --            --            --
       148      20161010            --            --            --            --            --            --            --
       149      20161110            --            --            --            --            --            --            --
       150      20161210            --            --            --            --            --            --            --
       151      20170110            --            --            --            --            --            --            --
       152      20170210            --            --            --            --            --            --            --
       153      20170310            --            --            --            --            --            --            --
       154      20170410            --            --            --            --            --            --            --
       155      20170510            --            --            --            --            --            --            --
       156      20170610            --            --            --            --            --            --            --
       157      20170710            --            --            --            --            --            --            --
       158      20170810            --            --            --            --            --            --            --
       159      20170910            --            --            --            --            --            --            --
       160      20171010            --            --            --            --            --            --            --
       161      20171110            --            --            --            --            --            --            --
       162      20171210            --            --            --            --            --            --            --
       163      20180110            --            --            --            --            --            --            --
       164      20180210            --            --            --            --            --            --            --
       165      20180310            --            --            --            --            --            --            --
       166      20180410            --            --            --            --            --            --            --
       167      20180510            --            --            --            --            --            --            --
       168      20180610            --            --            --            --            --            --            --
       169      20180710            --            --            --            --            --            --            --
       170      20180810            --            --            --            --            --            --            --
       171      20180910            --            --            --            --            --            --            --
       172      20181010            --            --            --            --            --            --            --
       173      20181110            --            --            --            --            --            --            --
       174      20181210            --            --            --            --            --            --            --
       175      20190110            --            --            --            --            --            --            --
       176      20190210            --            --            --            --            --            --            --
       177      20190310            --            --            --            --            --            --            --
       178      20190410            --            --            --            --            --            --            --
       179      20190510            --            --            --            --            --            --            --
       180      20190610            --            --            --            --            --            --            --
----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
-             -              -            55,944,891   186,787,000            --   242,731,891


                                                                          Stated
Per                 Loss       CumLoss      NegAmort        Coupon        Coupon
         0            --            --            --            --            --
         1            --            --            --        4.9210        4.9210
         2            --            --            --        4.9210        4.9210
         3            --            --            --        4.9210        4.9210
         4            --            --            --        4.9210        4.9210
         5            --            --            --        4.9210        4.9210
         6            --            --            --        4.9210        4.9210
         7            --            --            --        4.9210        4.9210
         8            --            --            --        4.9210        4.9210
         9            --            --            --        4.9210        4.9210
        10            --            --            --        4.9210        4.9210
        11            --            --            --        4.9210        4.9210
        12            --            --            --        4.9210        4.9210
        13            --            --            --        4.9210        4.9210
        14            --            --            --        4.9210        4.9210
        15            --            --            --        4.9210        4.9210
        16            --            --            --        4.9210        4.9210
        17            --            --            --        4.9210        4.9210
        18            --            --            --        4.9210        4.9210
        19            --            --            --        4.9210        4.9210
        20            --            --            --        4.9210        4.9210
        21            --            --            --        4.9210        4.9210
        22            --            --            --        4.9210        4.9210
        23            --            --            --        4.9210        4.9210
        24            --            --            --        4.9210        4.9210
        25            --            --            --        4.9210        4.9210
        26            --            --            --        4.9210        4.9210
        27            --            --            --        4.9210        4.9210
        28            --            --            --        4.9210        4.9210
        29            --            --            --        4.9210        4.9210
        30            --            --            --        4.9210        4.9210
        31            --            --            --        4.9210        4.9210
        32            --            --            --        4.9210        4.9210
        33            --            --            --        4.9210        4.9210
        34            --            --            --        4.9210        4.9210
        35            --            --            --        4.9210        4.9210
        36            --            --            --        4.9210        4.9210
        37            --            --            --        4.9210        4.9210
        38            --            --            --        4.9210        4.9210
        39            --            --            --        4.9210        4.9210
        40            --            --            --        4.9210        4.9210
        41            --            --            --        4.9210        4.9210
        42            --            --            --        4.9210        4.9210
        43            --            --            --        4.9210        4.9210
        44            --            --            --        4.9210        4.9210
        45            --            --            --        4.9210        4.9210
        46            --            --            --        4.9210        4.9210
        47            --            --            --        4.9210        4.9210
        48            --            --            --        4.9210        4.9210
        49            --            --            --        4.9210        4.9210
        50            --            --            --        4.9210        4.9210
        51            --            --            --        4.9210        4.9210
        52            --            --            --        4.9210        4.9210
        53            --            --            --        4.9210        4.9210
        54            --            --            --        4.9210        4.9210
        55            --            --            --        4.9210        4.9210
        56            --            --            --        4.9210        4.9210
        57            --            --            --        4.9210        4.9210
        58            --            --            --        4.9210        4.9210
        59            --            --            --        4.9210        4.9210
        60            --            --            --        4.9210        4.9210
        61            --            --            --        4.9210        4.9210
        62            --            --            --        4.9210        4.9210
        63            --            --            --        4.9210        4.9210
        64            --            --            --        4.9210        4.9210
        65            --            --            --        4.9210        4.9210
        66            --            --            --        4.9210        4.9210
        67            --            --            --        4.9210        4.9210
        68            --            --            --        4.9210        4.9210
        69            --            --            --        4.9210        4.9210
        70            --            --            --        4.9210        4.9210
        71            --            --            --        4.9210        4.9210
        72            --            --            --        4.9210        4.9210
        73            --            --            --        4.9210        4.9210
        74            --            --            --        4.9210        4.9210
        75            --            --            --        4.9210        4.9210
        76            --            --            --        4.9210        4.9210
        77            --            --            --        4.9210        4.9210
        78            --            --            --        4.9210        4.9210
        79            --            --            --        4.9210        4.9210
        80            --            --            --        4.9210        4.9210
        81            --            --            --        4.9210        4.9210
        82            --            --            --        4.9210        4.9210
        83            --            --            --        4.9210        4.9210
        84            --            --            --        4.9210        4.9210
        85            --            --            --        4.9210        4.9210
        86            --            --            --            --        4.9210
        87            --            --            --            --        4.9210
        88            --            --            --            --        4.9210
        89            --            --            --            --        4.9210
        90            --            --            --            --        4.9210
        91            --            --            --            --        4.9210
        92            --            --            --            --        4.9210
        93            --            --            --            --        4.9210
        94            --            --            --            --        4.9210
        95            --            --            --            --        4.9210
        96            --            --            --            --        4.9210
        97            --            --            --            --        4.9210
        98            --            --            --            --        4.9210
        99            --            --            --            --        4.9210
       100            --            --            --            --        4.9210
       101            --            --            --            --        4.9210
       102            --            --            --            --        4.9210
       103            --            --            --            --        4.9210
       104            --            --            --            --        4.9210
       105            --            --            --            --        4.9210
       106            --            --            --            --        4.9210
       107            --            --            --            --        4.9210
       108            --            --            --            --        4.9210
       109            --            --            --            --        4.9210
       110            --            --            --            --        4.9210
       111            --            --            --            --        4.9210
       112            --            --            --            --        4.9210
       113            --            --            --            --        4.9210
       114            --            --            --            --        4.9210
       115            --            --            --            --        4.9210
       116            --            --            --            --        4.9210
       117            --            --            --            --        4.9210
       118            --            --            --            --        4.9210
       119            --            --            --            --        4.9210
       120            --            --            --            --        4.9210
       121            --            --            --            --        4.9210
       122            --            --            --            --        4.9210
       123            --            --            --            --        4.9210
       124            --            --            --            --        4.9210
       125            --            --            --            --        4.9210
       126            --            --            --            --        4.9210
       127            --            --            --            --        4.9210
       128            --            --            --            --        4.9210
       129            --            --            --            --        4.9210
       130            --            --            --            --        4.9210
       131            --            --            --            --        4.9210
       132            --            --            --            --        4.9210
       133            --            --            --            --        4.9210
       134            --            --            --            --        4.9210
       135            --            --            --            --        4.9210
       136            --            --            --            --        4.9210
       137            --            --            --            --        4.9210
       138            --            --            --            --        4.9210
       139            --            --            --            --        4.9210
       140            --            --            --            --        4.9210
       141            --            --            --            --        4.9210
       142            --            --            --            --        4.9210
       143            --            --            --            --        4.9210
       144            --            --            --            --        4.9210
       145            --            --            --            --        4.9210
       146            --            --            --            --        4.9210
       147            --            --            --            --        4.9210
       148            --            --            --            --        4.9210
       149            --            --            --            --        4.9210
       150            --            --            --            --        4.9210
       151            --            --            --            --        4.9210
       152            --            --            --            --        4.9210
       153            --            --            --            --        4.9210
       154            --            --            --            --        4.9210
       155            --            --            --            --        4.9210
       156            --            --            --            --        4.9210
       157            --            --            --            --        4.9210
       158            --            --            --            --        4.9210
       159            --            --            --            --        4.9210
       160            --            --            --            --        4.9210
       161            --            --            --            --        4.9210
       162            --            --            --            --        4.9210
       163            --            --            --            --        4.9210
       164            --            --            --            --        4.9210
       165            --            --            --            --        4.9210
       166            --            --            --            --        4.9210
       167            --            --            --            --        4.9210
       168            --            --            --            --        4.9210
       169            --            --            --            --        4.9210
       170            --            --            --            --        4.9210
       171            --            --            --            --        4.9210
       172            --            --            --            --        4.9210
       173            --            --            --            --        4.9210
       174            --            --            --            --        4.9210
       175            --            --            --            --        4.9210
       176            --            --            --            --        4.9210
       177            --            --            --            --        4.9210
       178            --            --            --            --        4.9210
       179            --            --            --            --        4.9210
       180            --            --            --            --        4.9210
----------    ----------    ----------    ----------    ----------    ----------

Bond_Id                COUPON_25 A3
Bond_Type
Original_Bal           114956000
Coupon                      5.19
Trader_Descrip         A3 (AAA/AAA/AAA )
Prepay                 0.0CPR


Per              PmtDate        Balance     Interest     Principal     PrepayPen     TotalCash    IntShtFall    PrinShtFall
         0             0    114,956,000           --            --            --            --            --            --
         1      20040710    114,956,000      497,185            --            --       497,185            --            --
         2      20040810    114,956,000      497,185            --            --       497,185            --            --
         3      20040910    114,956,000      497,185            --            --       497,185            --            --
         4      20041010    114,956,000      495,578            --            --       495,578            --            --
         5      20041110    114,956,000      497,185            --            --       497,185            --            --
         6      20041210    114,956,000      495,574            --            --       495,574            --            --
         7      20050110    114,956,000      495,573            --            --       495,573            --            --
         8      20050210    114,956,000      495,571            --            --       495,571            --            --
         9      20050310    114,956,000      495,586            --            --       495,586            --            --
        10      20050410    114,956,000      497,185            --            --       497,185            --            --
        11      20050510    114,956,000      495,562            --            --       495,562            --            --
        12      20050610    114,956,000      497,185            --            --       497,185            --            --
        13      20050710    114,956,000      495,556            --            --       495,556            --            --
        14      20050810    114,956,000      497,185            --            --       497,185            --            --
        15      20050910    114,956,000      497,185            --            --       497,185            --            --
        16      20051010    114,956,000      495,541            --            --       495,541            --            --
        17      20051110    114,956,000      497,185            --            --       497,185            --            --
        18      20051210    114,956,000      495,531            --            --       495,531            --            --
        19      20060110    114,956,000      495,526            --            --       495,526            --            --
        20      20060210    114,956,000      495,521            --            --       495,521            --            --
        21      20060310    114,956,000      495,543            --            --       495,543            --            --
        22      20060410    114,956,000      497,185            --            --       497,185            --            --
        23      20060510    114,956,000      495,501            --            --       495,501            --            --
        24      20060610    114,956,000      497,185            --            --       497,185            --            --
        25      20060710    114,956,000      495,484            --            --       495,484            --            --
        26      20060810    114,956,000      497,185            --            --       497,185            --            --
        27      20060910    114,956,000      497,185            --            --       497,185            --            --
        28      20061010    114,956,000      495,461            --            --       495,461            --            --
        29      20061110    114,956,000      497,185            --            --       497,185            --            --
        30      20061210    114,956,000      495,444            --            --       495,444            --            --
        31      20070110    114,956,000      495,435            --            --       495,435            --            --
        32      20070210    114,956,000      495,427            --            --       495,427            --            --
        33      20070310    114,956,000      495,466            --            --       495,466            --            --
        34      20070410    114,956,000      497,185            --            --       497,185            --            --
        35      20070510    114,956,000      495,398            --            --       495,398            --            --
        36      20070610    114,956,000      497,185            --            --       497,185            --            --
        37      20070710    114,956,000      495,379            --            --       495,379            --            --
        38      20070810    114,956,000      497,185            --            --       497,185            --            --
        39      20070910    114,956,000      497,185            --            --       497,185            --            --
        40      20071010    114,956,000      495,347            --            --       495,347            --            --
        41      20071110    114,956,000      497,185            --            --       497,185            --            --
        42      20071210    114,956,000      495,325            --            --       495,325            --            --
        43      20080110    114,956,000      497,185            --            --       497,185            --            --
        44      20080210    114,956,000      495,303            --            --       495,303            --            --
        45      20080310    114,956,000      495,310            --            --       495,310            --            --
        46      20080410    114,956,000      497,185            --            --       497,185            --            --
        47      20080510    114,956,000      495,268            --            --       495,268            --            --
        48      20080610    114,956,000      497,185            --            --       497,185            --            --
        49      20080710    114,956,000      495,244            --            --       495,244            --            --
        50      20080810    114,956,000      497,185            --            --       497,185            --            --
        51      20080910    114,956,000      497,185            --            --       497,185            --            --
        52      20081010    114,956,000      495,207            --            --       495,207            --            --
        53      20081110    114,956,000      497,185            --            --       497,185            --            --
        54      20081210    114,956,000      495,182            --            --       495,182            --            --
        55      20090110    114,956,000      495,169            --            --       495,169            --            --
        56      20090210    114,956,000      495,157            --            --       495,157            --            --
        57      20090310    114,956,000      495,205            --            --       495,205            --            --
        58      20090410    114,956,000      497,185            --            --       497,185            --            --
        59      20090510    114,956,000      495,108            --            --       495,108            --            --
        60      20090610    114,956,000      497,185            --            --       497,185            --            --
        61      20090710    114,956,000      497,185            --            --       497,185            --            --
        62      20090810    114,956,000      497,185            --            --       497,185            --            --
        63      20090910    114,956,000      497,185            --            --       497,185            --            --
        64      20091010    114,956,000      497,185            --            --       497,185            --            --
        65      20091110    114,956,000      497,185            --            --       497,185            --            --
        66      20091210    114,956,000      497,185            --            --       497,185            --            --
        67      20100110    114,956,000      497,185            --            --       497,185            --            --
        68      20100210    114,956,000      497,185            --            --       497,185            --            --
        69      20100310    114,956,000      497,185            --            --       497,185            --            --
        70      20100410    114,956,000      497,185            --            --       497,185            --            --
        71      20100510    114,956,000      497,185            --            --       497,185            --            --
        72      20100610    114,956,000      497,185            --            --       497,185            --            --
        73      20100710    114,956,000      497,185            --            --       497,185            --            --
        74      20100810    114,956,000      497,185            --            --       497,185            --            --
        75      20100910    114,956,000      497,185            --            --       497,185            --            --
        76      20101010    114,956,000      497,185            --            --       497,185            --            --
        77      20101110    114,956,000      497,185            --            --       497,185            --            --
        78      20101210    114,956,000      497,185            --            --       497,185            --            --
        79      20110110    114,956,000      497,185            --            --       497,185            --            --
        80      20110210    114,956,000      497,185            --            --       497,185            --            --
        81      20110310    114,956,000      497,185            --            --       497,185            --            --
        82      20110410    114,956,000      497,185            --            --       497,185            --            --
        83      20110510    114,956,000      497,185            --            --       497,185            --            --
        84      20110610    114,956,000      497,185            --            --       497,185            --            --
        85      20110710    75,409,741       497,185    39,546,259            --    40,043,444            --            --
        86      20110810    74,260,608       326,147     1,149,133            --     1,475,280            --            --
        87      20110910    73,106,195       321,177     1,154,413            --     1,475,590            --            --
        88      20111010    71,872,423       316,184     1,233,772            --     1,549,956            --            --
        89      20111110    70,707,033       310,848     1,165,390            --     1,476,238            --            --
        90      20111210    69,462,562       305,808     1,244,471            --     1,550,279            --            --
        91      20120110    68,286,096       300,426     1,176,466            --     1,476,892            --            --
        92      20120210    67,104,223       295,337     1,181,872            --     1,477,210            --            --
        93      20120310    65,770,455       290,226     1,333,769            --     1,623,995            --            --
        94      20120410    64,577,016       284,457     1,193,438            --     1,477,895            --            --
        95      20120510    63,305,208       279,296     1,271,808            --     1,551,104            --            --
        96      20120610    62,100,439       273,795     1,204,770            --     1,478,565            --            --
        97      20120710    60,817,586       268,584     1,282,852            --     1,551,437            --            --
        98      20120810    59,601,382       263,036     1,216,204            --     1,479,240            --            --
        99      20120910    58,379,589       257,776     1,221,793            --     1,479,569            --            --
       100      20121010    57,080,145       252,492     1,299,444            --     1,551,936            --            --
       101      20121110    55,846,763       246,872     1,233,382            --     1,480,254            --            --
       102      20121210    54,536,023       241,537     1,310,740            --     1,552,277            --            --
       103      20130110    53,290,946       235,868     1,245,077            --     1,480,945            --            --
       104      20130210    52,040,148       230,483     1,250,798            --     1,481,282            --            --
       105      20130310    50,570,097       225,074     1,470,052            --     1,695,125            --            --
       106      20130410    49,306,786       218,716     1,263,311            --     1,482,026            --            --
       107      20130510    47,966,877       213,252     1,339,908            --     1,553,160            --            --
       108      20130610    46,691,600       207,457     1,275,277            --     1,482,734            --            --
       109      20130710    45,340,029       201,941     1,351,571            --     1,553,513            --            --
       110      20130810    44,052,676       196,096     1,287,352            --     1,483,448            --            --
       111      20130910    42,759,408       190,528     1,293,269            --     1,483,796            --            --
       112      20131010    41,390,301       184,934     1,369,107            --     1,554,042            --            --
       113      20131110    40,084,793       179,013     1,305,507            --     1,484,520            --            --
       114      20131210    22,195,754       173,367    17,889,040            --    18,062,406            --            --
       115      20140110    20,917,469        95,997     1,278,285            --     1,374,282            --            --
       116      20140210    19,633,313        90,468     1,284,156            --     1,374,624            --            --
       117      20140310            --        84,914    19,633,313            --    19,718,227            --            --
       118      20140410            --            --            --            --            --            --            --
       119      20140510            --            --            --            --            --            --            --
       120      20140610            --            --            --            --            --            --            --
       121      20140710            --            --            --            --            --            --            --
       122      20140810            --            --            --            --            --            --            --
       123      20140910            --            --            --            --            --            --            --
       124      20141010            --            --            --            --            --            --            --
       125      20141110            --            --            --            --            --            --            --
       126      20141210            --            --            --            --            --            --            --
       127      20150110            --            --            --            --            --            --            --
       128      20150210            --            --            --            --            --            --            --
       129      20150310            --            --            --            --            --            --            --
       130      20150410            --            --            --            --            --            --            --
       131      20150510            --            --            --            --            --            --            --
       132      20150610            --            --            --            --            --            --            --
       133      20150710            --            --            --            --            --            --            --
       134      20150810            --            --            --            --            --            --            --
       135      20150910            --            --            --            --            --            --            --
       136      20151010            --            --            --            --            --            --            --
       137      20151110            --            --            --            --            --            --            --
       138      20151210            --            --            --            --            --            --            --
       139      20160110            --            --            --            --            --            --            --
       140      20160210            --            --            --            --            --            --            --
       141      20160310            --            --            --            --            --            --            --
       142      20160410            --            --            --            --            --            --            --
       143      20160510            --            --            --            --            --            --            --
       144      20160610            --            --            --            --            --            --            --
       145      20160710            --            --            --            --            --            --            --
       146      20160810            --            --            --            --            --            --            --
       147      20160910            --            --            --            --            --            --            --
       148      20161010            --            --            --            --            --            --            --
       149      20161110            --            --            --            --            --            --            --
       150      20161210            --            --            --            --            --            --            --
       151      20170110            --            --            --            --            --            --            --
       152      20170210            --            --            --            --            --            --            --
       153      20170310            --            --            --            --            --            --            --
       154      20170410            --            --            --            --            --            --            --
       155      20170510            --            --            --            --            --            --            --
       156      20170610            --            --            --            --            --            --            --
       157      20170710            --            --            --            --            --            --            --
       158      20170810            --            --            --            --            --            --            --
       159      20170910            --            --            --            --            --            --            --
       160      20171010            --            --            --            --            --            --            --
       161      20171110            --            --            --            --            --            --            --
       162      20171210            --            --            --            --            --            --            --
       163      20180110            --            --            --            --            --            --            --
       164      20180210            --            --            --            --            --            --            --
       165      20180310            --            --            --            --            --            --            --
       166      20180410            --            --            --            --            --            --            --
       167      20180510            --            --            --            --            --            --            --
       168      20180610            --            --            --            --            --            --            --
       169      20180710            --            --            --            --            --            --            --
       170      20180810            --            --            --            --            --            --            --
       171      20180910            --            --            --            --            --            --            --
       172      20181010            --            --            --            --            --            --            --
       173      20181110            --            --            --            --            --            --            --
       174      20181210            --            --            --            --            --            --            --
       175      20190110            --            --            --            --            --            --            --
       176      20190210            --            --            --            --            --            --            --
       177      20190310            --            --            --            --            --            --            --
       178      20190410            --            --            --            --            --            --            --
       179      20190510            --            --            --            --            --            --            --
       180      20190610            --            --            --            --            --            --            --
----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
-             -             -             49,764,190   114,956,000            --   164,720,190


                                                                          Stated
Per                 Loss       CumLoss      NegAmort        Coupon        Coupon

         0            --            --            --            --            --
         1            --            --            --        5.1900        5.1900
         2            --            --            --        5.1900        5.1900
         3            --            --            --        5.1900        5.1900
         4            --            --            --        5.1732        5.1732
         5            --            --            --        5.1900        5.1900
         6            --            --            --        5.1732        5.1732
         7            --            --            --        5.1732        5.1732
         8            --            --            --        5.1732        5.1732
         9            --            --            --        5.1733        5.1733
        10            --            --            --        5.1900        5.1900
        11            --            --            --        5.1731        5.1731
        12            --            --            --        5.1900        5.1900
        13            --            --            --        5.1730        5.1730
        14            --            --            --        5.1900        5.1900
        15            --            --            --        5.1900        5.1900
        16            --            --            --        5.1728        5.1728
        17            --            --            --        5.1900        5.1900
        18            --            --            --        5.1727        5.1727
        19            --            --            --        5.1727        5.1727
        20            --            --            --        5.1726        5.1726
        21            --            --            --        5.1729        5.1729
        22            --            --            --        5.1900        5.1900
        23            --            --            --        5.1724        5.1724
        24            --            --            --        5.1900        5.1900
        25            --            --            --        5.1722        5.1722
        26            --            --            --        5.1900        5.1900
        27            --            --            --        5.1900        5.1900
        28            --            --            --        5.1720        5.1720
        29            --            --            --        5.1900        5.1900
        30            --            --            --        5.1718        5.1718
        31            --            --            --        5.1717        5.1717
        32            --            --            --        5.1716        5.1716
        33            --            --            --        5.1721        5.1721
        34            --            --            --        5.1900        5.1900
        35            --            --            --        5.1713        5.1713
        36            --            --            --        5.1900        5.1900
        37            --            --            --        5.1712        5.1712
        38            --            --            --        5.1900        5.1900
        39            --            --            --        5.1900        5.1900
        40            --            --            --        5.1708        5.1708
        41            --            --            --        5.1900        5.1900
        42            --            --            --        5.1706        5.1706
        43            --            --            --        5.1900        5.1900
        44            --            --            --        5.1704        5.1704
        45            --            --            --        5.1704        5.1704
        46            --            --            --        5.1900        5.1900
        47            --            --            --        5.1700        5.1700
        48            --            --            --        5.1900        5.1900
        49            --            --            --        5.1697        5.1697
        50            --            --            --        5.1900        5.1900
        51            --            --            --        5.1900        5.1900
        52            --            --            --        5.1694        5.1694
        53            --            --            --        5.1900        5.1900
        54            --            --            --        5.1691        5.1691
        55            --            --            --        5.1690        5.1690
        56            --            --            --        5.1688        5.1688
        57            --            --            --        5.1693        5.1693
        58            --            --            --        5.1900        5.1900
        59            --            --            --        5.1683        5.1683
        60            --            --            --        5.1900        5.1900
        61            --            --            --        5.1900        5.1900
        62            --            --            --        5.1900        5.1900
        63            --            --            --        5.1900        5.1900
        64            --            --            --        5.1900        5.1900
        65            --            --            --        5.1900        5.1900
        66            --            --            --        5.1900        5.1900
        67            --            --            --        5.1900        5.1900
        68            --            --            --        5.1900        5.1900
        69            --            --            --        5.1900        5.1900
        70            --            --            --        5.1900        5.1900
        71            --            --            --        5.1900        5.1900
        72            --            --            --        5.1900        5.1900
        73            --            --            --        5.1900        5.1900
        74            --            --            --        5.1900        5.1900
        75            --            --            --        5.1900        5.1900
        76            --            --            --        5.1900        5.1900
        77            --            --            --        5.1900        5.1900
        78            --            --            --        5.1900        5.1900
        79            --            --            --        5.1900        5.1900
        80            --            --            --        5.1900        5.1900
        81            --            --            --        5.1900        5.1900
        82            --            --            --        5.1900        5.1900
        83            --            --            --        5.1900        5.1900
        84            --            --            --        5.1900        5.1900
        85            --            --            --        5.1900        5.1900
        86            --            --            --        5.1900        5.1900
        87            --            --            --        5.1900        5.1900
        88            --            --            --        5.1900        5.1900
        89            --            --            --        5.1900        5.1900
        90            --            --            --        5.1900        5.1900
        91            --            --            --        5.1900        5.1900
        92            --            --            --        5.1900        5.1900
        93            --            --            --        5.1900        5.1900
        94            --            --            --        5.1900        5.1900
        95            --            --            --        5.1900        5.1900
        96            --            --            --        5.1900        5.1900
        97            --            --            --        5.1900        5.1900
        98            --            --            --        5.1900        5.1900
        99            --            --            --        5.1900        5.1900
       100            --            --            --        5.1900        5.1900
       101            --            --            --        5.1900        5.1900
       102            --            --            --        5.1900        5.1900
       103            --            --            --        5.1900        5.1900
       104            --            --            --        5.1900        5.1900
       105            --            --            --        5.1900        5.1900
       106            --            --            --        5.1900        5.1900
       107            --            --            --        5.1900        5.1900
       108            --            --            --        5.1900        5.1900
       109            --            --            --        5.1900        5.1900
       110            --            --            --        5.1900        5.1900
       111            --            --            --        5.1900        5.1900
       112            --            --            --        5.1900        5.1900
       113            --            --            --        5.1900        5.1900
       114            --            --            --        5.1900        5.1900
       115            --            --            --        5.1900        5.1900
       116            --            --            --        5.1900        5.1900
       117            --            --            --        5.1900        5.1900
       118            --            --            --            --        5.1900
       119            --            --            --            --        5.1824
       120            --            --            --            --        5.1900
       121            --            --            --            --        5.1900
       122            --            --            --            --        5.1900
       123            --            --            --            --        5.1900
       124            --            --            --            --        5.0294
       125            --            --            --            --        5.1900
       126            --            --            --            --        5.0292
       127            --            --            --            --        5.0291
       128            --            --            --            --        5.1900
       129            --            --            --            --        5.1900
       130            --            --            --            --        5.1900
       131            --            --            --            --        5.1900
       132            --            --            --            --        5.1900
       133            --            --            --            --        5.1900
       134            --            --            --            --        5.1900
       135            --            --            --            --        5.1900
       136            --            --            --            --        5.1900
       137            --            --            --            --        5.1900
       138            --            --            --            --        5.1900
       139            --            --            --            --        5.1900
       140            --            --            --            --        5.1900
       141            --            --            --            --        5.1900
       142            --            --            --            --        5.1900
       143            --            --            --            --        5.1900
       144            --            --            --            --        5.1900
       145            --            --            --            --        5.1900
       146            --            --            --            --        5.1900
       147            --            --            --            --        5.1900
       148            --            --            --            --        5.1900
       149            --            --            --            --        5.1900
       150            --            --            --            --        5.1900
       151            --            --            --            --        5.1900
       152            --            --            --            --        5.1900
       153            --            --            --            --        5.1900
       154            --            --            --            --        5.1900
       155            --            --            --            --        5.1900
       156            --            --            --            --        5.1900
       157            --            --            --            --        5.1900
       158            --            --            --            --        5.1900
       159            --            --            --            --        5.1900
       160            --            --            --            --        5.1900
       161            --            --            --            --        5.1900
       162            --            --            --            --        5.1900
       163            --            --            --            --        5.1900
       164            --            --            --            --        5.1900
       165            --            --            --            --        5.1900
       166            --            --            --            --        5.1900
       167            --            --            --            --        5.1900
       168            --            --            --            --        5.1900
       169            --            --            --            --        5.1900
       170            --            --            --            --        5.1900
       171            --            --            --            --        5.1900
       172            --            --            --            --        5.1900
       173            --            --            --            --        5.1900
       174            --            --            --            --        5.1900
       175            --            --            --            --        5.1900
       176            --            --            --            --        5.1900
       177            --            --            --            --        5.1900
       178            --            --            --            --        5.1900
       179            --            --            --            --        5.1900
       180            --            --            --            --        5.1900
----------    ----------    ----------    ----------    ----------    ----------

Bond_Id                COUPON_25 A4
Bond_Type
Original_Bal           502796000
Coupon                  5.283617
Trader_Descrip         A4 (AAA/AAA/AAA )
Prepay                 0.0CPR

Per              PmtDate        Balance     Interest     Principal     PrepayPen     TotalCash    IntShtFall    PrinShtFall
         0             0    502,796,000           --            --            --            --            --            --
         1      20040710    502,796,000    2,213,818            --            --     2,213,818            --            --
         2      20040810    502,796,000    2,232,328            --            --     2,232,328            --            --
         3      20040910    502,796,000    2,232,317            --            --     2,232,317            --            --
         4      20041010    502,796,000    2,167,566            --            --     2,167,566            --            --
         5      20041110    502,796,000    2,232,293            --            --     2,232,293            --            --
         6      20041210    502,796,000    2,167,548            --            --     2,167,548            --            --
         7      20050110    502,796,000    2,167,541            --            --     2,167,541            --            --
         8      20050210    502,796,000    2,167,533            --            --     2,167,533            --            --
         9      20050310    502,796,000    2,167,600            --            --     2,167,600            --            --
        10      20050410    502,796,000    2,232,229            --            --     2,232,229            --            --
        11      20050510    502,796,000    2,167,496            --            --     2,167,496            --            --
        12      20050610    502,796,000    2,232,193            --            --     2,232,193            --            --
        13      20050710    502,796,000    2,167,468            --            --     2,167,468            --            --
        14      20050810    502,796,000    2,232,148            --            --     2,232,148            --            --
        15      20050910    502,796,000    2,232,123            --            --     2,232,123            --            --
        16      20051010    502,796,000    2,167,404            --            --     2,167,404            --            --
        17      20051110    502,796,000    2,232,069            --            --     2,232,069            --            --
        18      20051210    502,796,000    2,167,360            --            --     2,167,360            --            --
        19      20060110    502,796,000    2,167,339            --            --     2,167,339            --            --
        20      20060210    502,796,000    2,167,318            --            --     2,167,318            --            --
        21      20060310    502,796,000    2,167,410            --            --     2,167,410            --            --
        22      20060410    502,796,000    2,231,924            --            --     2,231,924            --            --
        23      20060510    502,796,000    2,167,228            --            --     2,167,228            --            --
        24      20060610    502,796,000    2,231,843            --            --     2,231,843            --            --
        25      20060710    502,796,000    2,167,154            --            --     2,167,154            --            --
        26      20060810    502,796,000    2,231,768            --            --     2,231,768            --            --
        27      20060910    502,796,000    2,231,730            --            --     2,231,730            --            --
        28      20061010    502,796,000    2,167,052            --            --     2,167,052            --            --
        29      20061110    502,796,000    2,231,646            --            --     2,231,646            --            --
        30      20061210    502,796,000    2,166,977            --            --     2,166,977            --            --
        31      20070110    502,796,000    2,166,940            --            --     2,166,940            --            --
        32      20070210    502,796,000    2,166,904            --            --     2,166,904            --            --
        33      20070310    502,796,000    2,167,073            --            --     2,167,073            --            --
        34      20070410    502,796,000    2,231,422            --            --     2,231,422            --            --
        35      20070510    502,796,000    2,166,777            --            --     2,166,777            --            --
        36      20070610    502,796,000    2,231,333            --            --     2,231,333            --            --
        37      20070710    502,796,000    2,166,696            --            --     2,166,696            --            --
        38      20070810    502,796,000    2,231,233            --            --     2,231,233            --            --
        39      20070910    502,796,000    2,231,183            --            --     2,231,183            --            --
        40      20071010    502,796,000    2,166,556            --            --     2,166,556            --            --
        41      20071110    502,796,000    2,231,074            --            --     2,231,074            --            --
        42      20071210    502,796,000    2,166,459            --            --     2,166,459            --            --
        43      20080110    502,796,000    2,230,964            --            --     2,230,964            --            --
        44      20080210    502,796,000    2,166,364            --            --     2,166,364            --            --
        45      20080310    502,796,000    2,166,395            --            --     2,166,395            --            --
        46      20080410    502,796,000    2,230,792            --            --     2,230,792            --            --
        47      20080510    502,796,000    2,166,207            --            --     2,166,207            --            --
        48      20080610    502,796,000    2,230,678            --            --     2,230,678            --            --
        49      20080710    502,796,000    2,166,105            --            --     2,166,105            --            --
        50      20080810    502,796,000    2,230,559            --            --     2,230,559            --            --
        51      20080910    502,796,000    2,230,501            --            --     2,230,501            --            --
        52      20081010    502,796,000    2,165,944            --            --     2,165,944            --            --
        53      20081110    502,796,000    2,230,377            --            --     2,230,377            --            --
        54      20081210    502,796,000    2,165,833            --            --     2,165,833            --            --
        55      20090110    502,796,000    2,165,776            --            --     2,165,776            --            --
        56      20090210    502,796,000    2,165,722            --            --     2,165,722            --            --
        57      20090310    502,796,000    2,165,933            --            --     2,165,933            --            --
        58      20090410    502,796,000    2,230,046            --            --     2,230,046            --            --
        59      20090510    502,796,000    2,165,508            --            --     2,165,508            --            --
        60      20090610    502,796,000    2,229,874            --            --     2,229,874            --            --
        61      20090710    502,796,000    2,205,107            --            --     2,205,107            --            --
        62      20090810    502,796,000    2,275,094            --            --     2,275,094            --            --
        63      20090910    502,796,000    2,275,074            --            --     2,275,074            --            --
        64      20091010    502,796,000    2,205,922            --            --     2,205,922            --            --
        65      20091110    502,796,000    2,275,029            --            --     2,275,029            --            --
        66      20091210    502,796,000    2,205,879            --            --     2,205,879            --            --
        67      20100110    502,796,000    2,205,858            --            --     2,205,858            --            --
        68      20100210    502,796,000    2,205,838            --            --     2,205,838            --            --
        69      20100310    502,796,000    2,206,125            --            --     2,206,125            --            --
        70      20100410    502,796,000    2,274,907            --            --     2,274,907            --            --
        71      20100510    502,796,000    2,205,762            --            --     2,205,762            --            --
        72      20100610    502,796,000    2,274,859            --            --     2,274,859            --            --
        73      20100710    502,796,000    2,205,716            --            --     2,205,716            --            --
        74      20100810    502,796,000    2,274,810            --            --     2,274,810            --            --
        75      20100910    502,796,000    2,274,788            --            --     2,274,788            --            --
        76      20101010    502,796,000    2,205,647            --            --     2,205,647            --            --
        77      20101110    502,796,000    2,274,738            --            --     2,274,738            --            --
        78      20101210    502,796,000    2,205,599            --            --     2,205,599            --            --
        79      20110110    502,796,000    2,205,576            --            --     2,205,576            --            --
        80      20110210    502,796,000    2,205,553            --            --     2,205,553            --            --
        81      20110310    502,796,000    2,205,863            --            --     2,205,863            --            --
        82      20110410    502,796,000    2,274,602            --            --     2,274,602            --            --
        83      20110510    502,796,000    2,207,715            --            --     2,207,715            --            --
        84      20110610    502,796,000    2,276,810            --            --     2,276,810            --            --
        85      20110710    502,796,000    2,210,918            --            --     2,210,918            --            --
        86      20110810    502,796,000    2,268,826            --            --     2,268,826            --            --
        87      20110910    502,796,000    2,268,793            --            --     2,268,793            --            --
        88      20111010    502,796,000    2,200,527            --            --     2,200,527            --            --
        89      20111110    502,796,000    2,268,721            --            --     2,268,721            --            --
        90      20111210    502,796,000    2,200,458            --            --     2,200,458            --            --
        91      20120110    502,796,000    2,268,647            --            --     2,268,647            --            --
        92      20120210    502,796,000    2,200,391            --            --     2,200,391            --            --
        93      20120310    502,796,000    2,200,475            --            --     2,200,475            --            --
        94      20120410    502,796,000    2,268,533            --            --     2,268,533            --            --
        95      20120510    502,796,000    2,200,278            --            --     2,200,278            --            --
        96      20120610    502,796,000    2,268,456            --            --     2,268,456            --            --
        97      20120710    502,796,000    2,200,204            --            --     2,200,204            --            --
        98      20120810    502,796,000    2,268,378            --            --     2,268,378            --            --
        99      20120910    502,796,000    2,268,340            --            --     2,268,340            --            --
       100      20121010    502,796,000    2,200,093            --            --     2,200,093            --            --
       101      20121110    502,796,000    2,268,260            --            --     2,268,260            --            --
       102      20121210    502,796,000    2,200,017            --            --     2,200,017            --            --
       103      20130110    502,796,000    2,199,979            --            --     2,199,979            --            --
       104      20130210    502,796,000    2,199,942            --            --     2,199,942            --            --
       105      20130310    502,796,000    2,200,298            --            --     2,200,298            --            --
       106      20130410    502,796,000    2,268,046            --            --     2,268,046            --            --
       107      20130510    502,796,000    2,199,812            --            --     2,199,812            --            --
       108      20130610    502,796,000    2,267,960            --            --     2,267,960            --            --
       109      20130710    502,796,000    2,199,730            --            --     2,199,730            --            --
       110      20130810    502,796,000    2,267,873            --            --     2,267,873            --            --
       111      20130910    502,796,000    2,267,831            --            --     2,267,831            --            --
       112      20131010    502,796,000    2,199,606            --            --     2,199,606            --            --
       113      20131110    502,796,000    2,267,741            --            --     2,267,741            --            --
       114      20131210    502,796,000    2,199,520            --            --     2,199,520            --            --
       115      20140110    502,796,000    2,197,551            --            --     2,197,551            --            --
       116      20140210    502,796,000    2,197,509            --            --     2,197,509            --            --
       117      20140310    329,505,232    2,197,903    173,290,768           --    175,488,670           --            --
       118      20140410    282,420,926    1,475,515    47,084,307            --    48,559,821            --            --
       119      20140510    258,359,375    1,219,693    24,061,550            --    25,281,243            --            --
       120      20140610            --     1,147,197    258,359,375           --    259,506,572           --            --
       121      20140710            --            --            --            --            --            --            --
       122      20140810            --            --            --            --            --            --            --
       123      20140910            --            --            --            --            --            --            --
       124      20141010            --            --            --            --            --            --            --
       125      20141110            --            --            --            --            --            --            --
       126      20141210            --            --            --            --            --            --            --
       127      20150110            --            --            --            --            --            --            --
       128      20150210            --            --            --            --            --            --            --
       129      20150310            --            --            --            --            --            --            --
       130      20150410            --            --            --            --            --            --            --
       131      20150510            --            --            --            --            --            --            --
       132      20150610            --            --            --            --            --            --            --
       133      20150710            --            --            --            --            --            --            --
       134      20150810            --            --            --            --            --            --            --
       135      20150910            --            --            --            --            --            --            --
       136      20151010            --            --            --            --            --            --            --
       137      20151110            --            --            --            --            --            --            --
       138      20151210            --            --            --            --            --            --            --
       139      20160110            --            --            --            --            --            --            --
       140      20160210            --            --            --            --            --            --            --
       141      20160310            --            --            --            --            --            --            --
       142      20160410            --            --            --            --            --            --            --
       143      20160510            --            --            --            --            --            --            --
       144      20160610            --            --            --            --            --            --            --
       145      20160710            --            --            --            --            --            --            --
       146      20160810            --            --            --            --            --            --            --
       147      20160910            --            --            --            --            --            --            --
       148      20161010            --            --            --            --            --            --            --
       149      20161110            --            --            --            --            --            --            --
       150      20161210            --            --            --            --            --            --            --
       151      20170110            --            --            --            --            --            --            --
       152      20170210            --            --            --            --            --            --            --
       153      20170310            --            --            --            --            --            --            --
       154      20170410            --            --            --            --            --            --            --
       155      20170510            --            --            --            --            --            --            --
       156      20170610            --            --            --            --            --            --            --
       157      20170710            --            --            --            --            --            --            --
       158      20170810            --            --            --            --            --            --            --
       159      20170910            --            --            --            --            --            --            --
       160      20171010            --            --            --            --            --            --            --
       161      20171110            --            --            --            --            --            --            --
       162      20171210            --            --            --            --            --            --            --
       163      20180110            --            --            --            --            --            --            --
       164      20180210            --            --            --            --            --            --            --
       165      20180310            --            --            --            --            --            --            --
       166      20180410            --            --            --            --            --            --            --
       167      20180510            --            --            --            --            --            --            --
       168      20180610            --            --            --            --            --            --            --
       169      20180710            --            --            --            --            --            --            --
       170      20180810            --            --            --            --            --            --            --
       171      20180910            --            --            --            --            --            --            --
       172      20181010            --            --            --            --            --            --            --
       173      20181110            --            --            --            --            --            --            --
       174      20181210            --            --            --            --            --            --            --
       175      20190110            --            --            --            --            --            --            --
       176      20190210            --            --            --            --            --            --            --
       177      20190310            --            --            --            --            --            --            --
       178      20190410            --            --            --            --            --            --            --
       179      20190510            --            --            --            --            --            --            --
       180      20190610            --            --            --            --            --            --            --
----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
-             -             -            262,772,541   502,796,000            --   765,568,541


                                                                          Stated
Per                 Loss       CumLoss      NegAmort        Coupon        Coupon
         0            --            --            --            --            --
         1            --            --            --        5.2836        5.2836
         2            --            --            --        5.3278        5.3278
         3            --            --            --        5.3278        5.3278
         4            --            --            --        5.1732        5.1732
         5            --            --            --        5.3277        5.3277
         6            --            --            --        5.1732        5.1732
         7            --            --            --        5.1732        5.1732
         8            --            --            --        5.1732        5.1732
         9            --            --            --        5.1733        5.1733
        10            --            --            --        5.3276        5.3276
        11            --            --            --        5.1731        5.1731
        12            --            --            --        5.3275        5.3275
        13            --            --            --        5.1730        5.1730
        14            --            --            --        5.3274        5.3274
        15            --            --            --        5.3273        5.3273
        16            --            --            --        5.1728        5.1728
        17            --            --            --        5.3272        5.3272
        18            --            --            --        5.1727        5.1727
        19            --            --            --        5.1727        5.1727
        20            --            --            --        5.1726        5.1726
        21            --            --            --        5.1729        5.1729
        22            --            --            --        5.3268        5.3268
        23            --            --            --        5.1724        5.1724
        24            --            --            --        5.3266        5.3266
        25            --            --            --        5.1722        5.1722
        26            --            --            --        5.3265        5.3265
        27            --            --            --        5.3264        5.3264
        28            --            --            --        5.1720        5.1720
        29            --            --            --        5.3262        5.3262
        30            --            --            --        5.1718        5.1718
        31            --            --            --        5.1717        5.1717
        32            --            --            --        5.1716        5.1716
        33            --            --            --        5.1721        5.1721
        34            --            --            --        5.3256        5.3256
        35            --            --            --        5.1713        5.1713
        36            --            --            --        5.3254        5.3254
        37            --            --            --        5.1712        5.1712
        38            --            --            --        5.3252        5.3252
        39            --            --            --        5.3251        5.3251
        40            --            --            --        5.1708        5.1708
        41            --            --            --        5.3248        5.3248
        42            --            --            --        5.1706        5.1706
        43            --            --            --        5.3245        5.3245
        44            --            --            --        5.1704        5.1704
        45            --            --            --        5.1704        5.1704
        46            --            --            --        5.3241        5.3241
        47            --            --            --        5.1700        5.1700
        48            --            --            --        5.3239        5.3239
        49            --            --            --        5.1697        5.1697
        50            --            --            --        5.3236        5.3236
        51            --            --            --        5.3234        5.3234
        52            --            --            --        5.1694        5.1694
        53            --            --            --        5.3231        5.3231
        54            --            --            --        5.1691        5.1691
        55            --            --            --        5.1690        5.1690
        56            --            --            --        5.1688        5.1688
        57            --            --            --        5.1693        5.1693
        58            --            --            --        5.3223        5.3223
        59            --            --            --        5.1683        5.1683
        60            --            --            --        5.3219        5.3219
        61            --            --            --        5.2628        5.2628
        62            --            --            --        5.4299        5.4299
        63            --            --            --        5.4298        5.4298
        64            --            --            --        5.2648        5.2648
        65            --            --            --        5.4297        5.4297
        66            --            --            --        5.2647        5.2647
        67            --            --            --        5.2646        5.2646
        68            --            --            --        5.2646        5.2646
        69            --            --            --        5.2653        5.2653
        70            --            --            --        5.4294        5.4294
        71            --            --            --        5.2644        5.2644
        72            --            --            --        5.4293        5.4293
        73            --            --            --        5.2643        5.2643
        74            --            --            --        5.4292        5.4292
        75            --            --            --        5.4291        5.4291
        76            --            --            --        5.2641        5.2641
        77            --            --            --        5.4290        5.4290
        78            --            --            --        5.2640        5.2640
        79            --            --            --        5.2639        5.2639
        80            --            --            --        5.2639        5.2639
        81            --            --            --        5.2646        5.2646
        82            --            --            --        5.4287        5.4287
        83            --            --            --        5.2691        5.2691
        84            --            --            --        5.4340        5.4340
        85            --            --            --        5.2767        5.2767
        86            --            --            --        5.4149        5.4149
        87            --            --            --        5.4148        5.4148
        88            --            --            --        5.2519        5.2519
        89            --            --            --        5.4147        5.4147
        90            --            --            --        5.2517        5.2517
        91            --            --            --        5.4145        5.4145
        92            --            --            --        5.2516        5.2516
        93            --            --            --        5.2518        5.2518
        94            --            --            --        5.4142        5.4142
        95            --            --            --        5.2513        5.2513
        96            --            --            --        5.4140        5.4140
        97            --            --            --        5.2511        5.2511
        98            --            --            --        5.4138        5.4138
        99            --            --            --        5.4137        5.4137
       100            --            --            --        5.2509        5.2509
       101            --            --            --        5.4136        5.4136
       102            --            --            --        5.2507        5.2507
       103            --            --            --        5.2506        5.2506
       104            --            --            --        5.2505        5.2505
       105            --            --            --        5.2513        5.2513
       106            --            --            --        5.4130        5.4130
       107            --            --            --        5.2502        5.2502
       108            --            --            --        5.4128        5.4128
       109            --            --            --        5.2500        5.2500
       110            --            --            --        5.4126        5.4126
       111            --            --            --        5.4125        5.4125
       112            --            --            --        5.2497        5.2497
       113            --            --            --        5.4123        5.4123
       114            --            --            --        5.2495        5.2495
       115            --            --            --        5.2448        5.2448
       116            --            --            --        5.2447        5.2447
       117            --            --            --        5.2456        5.2456
       118            --            --            --        5.3736        5.3736
       119            --            --            --        5.1824        5.1824
       120            --            --            --        5.3284        5.3284
       121            --            --            --            --        5.2244
       122            --            --            --            --        5.1972
       123            --            --            --            --        5.1971
       124            --            --            --            --        5.0294
       125            --            --            --            --        5.1969
       126            --            --            --            --        5.0292
       127            --            --            --            --        5.0291
       128            --            --            --            --        5.2383
       129            --            --            --            --        5.5000
       130            --            --            --            --        5.4129
       131            --            --            --            --        5.2383
       132            --            --            --            --        5.4129
       133            --            --            --            --        5.2383
       134            --            --            --            --        5.4129
       135            --            --            --            --        5.4129
       136            --            --            --            --        5.2383
       137            --            --            --            --        5.4129
       138            --            --            --            --        5.2383
       139            --            --            --            --        5.4129
       140            --            --            --            --        5.2383
       141            --            --            --            --        5.2421
       142            --            --            --            --        5.4129
       143            --            --            --            --        5.2383
       144            --            --            --            --        5.4129
       145            --            --            --            --        5.2383
       146            --            --            --            --        5.4129
       147            --            --            --            --        5.4129
       148            --            --            --            --        5.2383
       149            --            --            --            --        5.4129
       150            --            --            --            --        5.2383
       151            --            --            --            --        5.2383
       152            --            --            --            --        5.2383
       153            --            --            --            --        5.2549
       154            --            --            --            --        5.4129
       155            --            --            --            --        5.2383
       156            --            --            --            --        5.4129
       157            --            --            --            --        5.2383
       158            --            --            --            --        5.4129
       159            --            --            --            --        5.4129
       160            --            --            --            --        5.2383
       161            --            --            --            --        5.4129
       162            --            --            --            --        5.2383
       163            --            --            --            --        5.2383
       164            --            --            --            --        5.2383
       165            --            --            --            --        5.2671
       166            --            --            --            --        5.4129
       167            --            --            --            --        5.2383
       168            --            --            --            --        5.4129
       169            --            --            --            --        5.2383
       170            --            --            --            --        5.4129
       171            --            --            --            --        5.4129
       172            --            --            --            --        5.2383
       173            --            --            --            --        5.4129
       174            --            --            --            --        5.2383
       175            --            --            --            --        5.2383
       176            --            --            --            --        5.2383
       177            --            --            --            --        5.3339
       178            --            --            --            --        5.4129
       179            --            --            --            --        5.2383
       180            --            --            --            --        5.4129
----------    ----------    ----------    ----------    ----------    ----------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

  ============================================================================
                       Deutsche Bank Securities CMO Model
  ============================================================================
  ============================================================================
                              Price / Yield Report
  ============================================================================

                      ----------------- -----------------
Bond Id and Name              67                A1
                      ----------------- -----------------
                      -----------------
Bond Type                   FIXED
                      -----------------
                      -----------------------------------
Bond Name                       A1 (AAA/AAA/AAA )
                      -----------------------------------
                      -----------------
Original Balance          62,740,000.00
                       ----------------
                      -----------------
Original Coupon             4.145000  %
                      -----------------
                      ------------------------------------
Deal Description               COMM04LNB2_061404
                      ------------------------------------
                      -----------------
Orig. Cutoff Date                6/1/04
                      -----------------
                      -----------------
Settlement Date                 6/28/04
                      -----------------


                      -----------------
Current Balance           62,740,000.00
                      -----------------
                      -----------------
Current Coupon              4.145000  %
                      -----------------
                      -----------------
Dated Date                      6/1/04
                      -----------------
                      -----------------
First Payment Date              7/10/04
                      -----------------


Market Levels              TSY03M     TSY06M     TSY01Y    TSY02Y     TSY03Y     TSY05Y     TSY10Y     TSY30Y
                       ---------------------------------------------------------------------------------------
                            1.826      1.826      2.814     2.814      3.283      3.972      4.759      5.428
                       ---------------------------------------------------------------------------------------

Swap Table                 SWP01Y     SWP02Y     SWP03Y    SWP04Y     SWP05Y     SWP06Y     SWP07Y     SWP08Y     SWP10Y    SWP12Y
                       -------------------------------------------------------------------------------------------------------------
                           41.800     41.800     47.000    50.800     45.200     53.250     56.800     56.250     48.800    66.000
                       -------------------------------------------------------------------------------------------------------------
Swap Table                 SWP15Y     SWP20Y     SWP25Y     SWP30Y    SWP40Y
                       -------------------------------------------------------
                           67.500    103.890    110.350    39.200     30.280
                       -------------------------------------------------------


                       -------------------------------------------------------------------------------------------------------------
Report Generated       Tue Jun 15 13:11:30 2004 (v.4.174a) /home/abehlman/emikus/deals/cmbs/comm04lnb3/prelim/comm04lnb3_061404.cmo,
                       /data/strgrp/tsy/mkt0615int.level, /home/abehlman/tmp/p9252/67_P0_A1_py.csv
                       -------------------------------------------------------------------------------------------------------------

                               P0     LOAN67
            ---------------------------------
             99.250000      4.418      4.611
            ---------------------------------
             99.500000      4.326      4.444
            ---------------------------------
             99.750000      4.234      4.278
            ---------------------------------
            100.000000      4.143      4.112
            ---------------------------------
            100.250000      4.052      3.948
            ---------------------------------
            100.500000      3.961      3.785
            ---------------------------------
            100.750000      3.871      3.622
            ---------------------------------
            101.000000      3.781      3.460
            ---------------------------------
            101.250000      3.691      3.299
            ---------------------------------

                       ----------------------
Ave Life                    3.000      1.634
                       ----------------------
Ave Cashflow                2.866      1.619
                       ----------------------
Mod Dur                     2.735      1.516
                       ----------------------
Window                  7/04-6/09  7/04-6/08
                       ----------------------
Sprd/Avl                  76.9/av   113.4/av
                       ----------------------
Sprd/AvCf                 83.2/av   113.4/av
                       ----------------------
Sprd/Tsy                 76.9/3.0  113.4/1.5
                       ----------------------
SwapSpd                      29.9       71.6
                       ----------------------
Bond Loss                    0.00       0.00
                       ----------------------
Coll Loss                    0.00       0.00
                       ----------------------
Loss Pct                    0.00%      0.00%
                       ----------------------

                       ---------------------------------------------------------
P0                             Pricing Scenario (no loss, no prepayment)
                       ---------------------------------------------------------
LOAN67                            0 CPR; 0% CDR,PREPAY 100 CPR LOAN 67
                       ---------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

US Patriot Act:
To help fight the funding of terrorism and money laundering activities, pursuant to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot Act, when you enter into the business relationship, verification will include (but is not limited to) name, address, corporate tax identification number, date of birth (applicable to an individual), and other information that will allow us to identify you. We may also ask to see corporate resolutions or other identifying documents from you.

 ===============================================================================
                       Deutsche Bank Securities CMO Model
 ===============================================================================
 ===============================================================================
                              Price / Yield Report
 ===============================================================================

                      ----------------- -----------------
Bond Id and Name              67               A2
                      ----------------- -----------------
                      -----------------
Bond Type                    FIXED
                      -----------------
                      -----------------------------------
Bond Name                      A2 (AAA/AAA/AAA )
                      -----------------------------------
                      -----------------
Original Balance        186,787,000.00
                      -----------------
                      -----------------
Original Coupon             4.921000  %
                      -----------------
                      -----------------------------------
Deal Description               COMM04LNB2_061404
                      -----------------------------------
                      -----------------
Orig. Cutoff Date                6/1/04
                      -----------------
                      -----------------
Settlement Date                 6/28/04
                      -----------------
                      -----------------
Current Balance          186,787,000.00
                      -----------------
                      -----------------
Current Coupon              4.921000  %
                      -----------------
                      -----------------
Dated Date                       6/1/04
                      -----------------
                      -----------------
First Payment Date              7/10/04
                      -----------------




Market Levels                    TSY03M       TSY06M       TSY01Y       TSY02Y       TSY03Y       TSY05Y       TSY10Y       TSY30Y
                           --------------------------------------------------------------------------------------------------------
                                  1.826        1.826        2.814        2.814        3.283        3.972        4.759        5.428
                           --------------------------------------------------------------------------------------------------------

Swap Table                       SWP01Y       SWP02Y       SWP03Y       SWP04Y       SWP05Y       SWP06Y       SWP07Y       SWP08Y
                           ---------------------------------------------------------------------------------------------------------
                                 41.800       41.800       47.000       50.800       45.200       53.250       56.800       56.250
                           ---------------------------------------------------------------------------------------------------------
Swap Table                       SWP10Y       SWP12Y       SWP15Y       SWP20Y       SWP25Y       SWP30Y       SWP40Y
                           -------------------------------------------------------------------------------------------
                                 48.800       66.000       67.500      103.890      110.350       39.200       30.280
                           -------------------------------------------------------------------------------------------


                       -------------------------------------------------------------------------------------------------------------
Report Generated       Tue Jun 15 13:13:13 2004 (v.4.174a) /home/abehlman/emikus/deals/cmbs/comm04lnb3/prelim/comm04lnb3_061404.cmo,
                           /data/strgrp/tsy/mkt0615int.level, /home/abehlman/tmp/p9252/67_P0_A2_py.csv
                       -------------------------------------------------------------------------------------------------------------

                                      P0       LOAN67
              ---------------------------------------
                 99.500000        5.047        5.050
              ---------------------------------------
                 99.750000        4.997        4.998
              ---------------------------------------
                100.000000        4.947        4.946
              ---------------------------------------
                100.250000        4.897        4.894
              ---------------------------------------
                100.500000        4.847        4.843
              ---------------------------------------
                100.750000        4.798        4.792
              ---------------------------------------
                101.000000        4.748        4.740
              ---------------------------------------
                101.250000        4.699        4.689
              ---------------------------------------
                101.500000        4.650        4.638
              ---------------------------------------

                           --------------------------
Ave Life                          5.900        5.667
                           --------------------------
Ave Cashflow                      5.252        5.066
                           --------------------------
Mod Dur                           4.987        4.815
                           --------------------------
Window                        6/09-6/11    6/08-6/11
                           --------------------------
Sprd/Avl                        73.4/av      76.6/av
                           --------------------------
Sprd/AvCf                       83.6/av      86.1/av
                           --------------------------
Sprd/Tsy                       71.8/6.0     79.2/5.5
                           --------------------------
SwapSpd                            20.9         26.0
                           --------------------------
Bond Loss                          0.00         0.00
                           --------------------------
Coll Loss                          0.00         0.00
                           --------------------------
Loss Pct                          0.00%        0.00%
                           --------------------------

                           -----------------------------------------------------
P0                               Pricing Scenario (no loss, no prepayment)
                           -----------------------------------------------------
                           -----------------------------------------------------
LOAN67                             0 CPR; 0% CDR,PREPAY 100 CPR LOAN 67
                           -----------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

US Patriot Act:
To help fight the funding of terrorism and money laundering activities, pursuant to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot Act, when you enter into the business relationship, verification will include (but is not limited to) name, address, corporate tax identification number, date of birth (applicable to an individual), and other information that will allow us to identify you. We may also ask to see corporate resolutions or other identifying documents from you.